Summary prospectus

International equity

Delaware Focus Global Growth Fund

Nasdaq ticker symbol
Institutional Class	DGGIX

March 30, 2010
(amended and restated December 29, 2010)

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling
800 362-7500 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated March 30, 2010, and any supplements thereto, are incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Delaware Focus Global Growth Fund

What is the Fund's investment objective?

Delaware Focus Global Growth Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)
Class	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Exchange fees[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Institutional
Management fees	0.85%
Distribution and service (12b-1) fees	none
Other expenses	1.39%
Total annual fund operating expenses	2.24%
Fee waivers and expense reimbursements[2]	(0.94%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.30%

1	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2

The Fund's investment manager, Delaware Management Company (Manager), has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from December 29, 2010 through March 29, 2012 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding 1.30% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These waivers and reimbursements apply only to expenses paid directly by the Fund. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's contractual fee waivers and expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$132
3 years	$610
5 years	$1,114
10 years	$2,502

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. and non-U.S. companies, which may include companies located or operating in developed or emerging markets. Under normal circumstances, the Fund will invest in equity securities of issuers located throughout the world, including the United States, and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Fund may invest in companies across all market capitalizations, although the Fund will primarily invest in mid- and large-cap equity securities. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Although the Fund can invest in companies of any size and from any country, it will invest mainly in common stocks of companies in countries with developed economies.

Using a bottom up approach, the Fund's investment manager, Delaware Management Company (Manager or we), will seek to select securities believed to have large end-market potential, superior business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. The Manager also considers a company's operational efficiencies, management's plans for capital allocation, and the company's shareholder orientation. All of these factors give an insight into the outlook for a company, helping to identify companies poised for sustainable free cash flow growth. The Manager believes that sustainable free cash flow growth, if it occurs, should ultimately drive shareholder value and may result in price appreciation of a company's stock. In addition to price appreciation, shareholder value derived from excess free cash flow may come in the form of dividends, share repurchases, or re-investment of excess cash flow in a company. The Manager may sell a security if it no longer believes that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Risk	Definition
Market risk	The risk that securities or industries in a certain market - like the stock or bond market - will decline in value because of economic conditions, future expectations, or investor confidence.
Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Futures and options risk

The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.

Counterparty risk

The risk that a counterparty to a derivative contract (such as a swap, futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, take or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Focus Global Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Institutional Class)

As of September 30, 2010, the Fund's Institutional Class shares had a calendar year-to-date return of 13.11%. During the periods illustrated in this bar chart, Institutional Class highest quarterly return was 21.59% for the quarter ended June 30, 2009 and its lowest quarterly return was -0.46% for the quarter ended March 31, 2009.

Average annual total returns for periods ended December 31, 2009

	1 year	Lifetime[1]
Return before taxes	51.36%	52.79%
Return after taxes on distributions	46.43%	n/a
Return after taxes on distributions and sale of Fund shares	33.34%	n/a
MSCI World Index (gross) (reflects no deduction for fees, expenses, or taxes)	30.80%	30.80%
MSCI World Index (net) (reflects no deduction for fees or expenses)	29.99%	29.99%

1	Lifetime returns are shown for the Fund's Institutional Class shares because they commenced operations on December 29, 2008.

The Fund's returns above are compared to the performance of the MSCI World Index. The Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets. Index "gross" return reflects the maximum possible dividend reinvestment. Index "net" return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory M. Heywood, CFA	Vice President, Portfolio Manager, Equity Analyst	December 2008
Patrick G. Fortier, CFA	Vice President, Portfolio Manager, Equity Analyst	December 2008
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	December 2008

Purchase and redemption of Fund shares

The Fund is available only to certain residents of certain states.

If you are eligible, you may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to your Client Services Representative at 800 362-7500 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Manager or its affiliates and of securities dealer firms with a selling agreement with the Delaware Distributor, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to an RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Code), for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by and/or controlled by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares; (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent; and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-583 [11/09] POD 16062 [12/10]